CELSIUS®

2022 ANNUAL SHAREHOLDERS' MEETING


NO SUGAR • NO PRESERVATIVES
CELSIUS
LIVE FIT
SPARKLING
WILD BERRY
SPARKLING
STRAWBERRY GUAVA
ESSENTIAL ENERGY*
ACCELERATES METABOLISM**
BURNS BODY FAT**
SPARKLING
KIWI GUAVA
PEACH VIBE

FUNCTIONAL | DISRUPTIVE | ESSENTIAL ENERGY

CELSIUS

Meeting Called to Order

1. Introductions=>Directors, Officers, invited guests
2. Instructions on Rules of Conduct and Procedures
3. Proof of Notice of Meeting Given
4. Announcement of Existence of Quorum
    1. Meeting is duly convened

BOARD OF DIRECTORS

A BREADTH OF INDUSTRY, FINANCIAL, & EXECUTIVE MANAGEMENT EXPERTISE

John Fieldly
CHAIRMAN

- Celsius President, CEO and prior CFO
- Career includes roles with: Oragenics leader in novel antibiotics and proprietary OTC probiotics, Lebhar-Friedman leader in B2B publishing, Eckerd Corporation

Hal Kravitz
LEAD DIRECTOR

- Extensive CPG/Beverage career and experience across all business functions
- Chairman, Board of Directors Certified Management Group
- Former CEO AQUA Hydrate 30 Year career at the Coca-Cola Company, most recently, President, Glaceau Division

Caroline Levy
DIRECTOR

- Consumer industry stock analyst for more than 30 years and brings a long-term, global perspective of the beverage industry
- Capital markets expertise and an extensive network of industry and investor relationships

Joyce Russell
DIRECTOR

- Currently President of the Adecco Group U.S. Foundation, focused on up-/reskilling American workers and helping to ensure work equality for all
- Panelist and participant at the World Economic Forum in Davos and Fortune's Most Powerful Women Summits, serves as Chairperson of the Board of Directors of the American Staffing Association

Nick Castaldo
DIRECTOR

- Consumer services business
- Chain restaurant, banking and retailing
- Equity Partner and member of the founding management team of *Anthony's Coal Fired Pizza*

Cheryl Miller
DIRECTOR

- Director of Tyson Foods, where she is a member of the Audit and Compensation & Leadership Development committees
- Previously served as President and CEO with AutoNation Inc., a publicly traded Fortune 150 company

Damon DeSantis
DIRECTOR

- Former Nasdaq 100 company CEO, Rexall Sundown & BOD
- Current BOD of MacPherson's
- Heads DeSantis family Investment Office

Alexandre Ruberti
DIRECTOR

- 25 years of beverage sales and distribution experience
- Served as President of Red Bull Distribution Company (RBDC)

MANAGEMENT

PEOPLE = DIFFERENCE MAKERS



JOHN FIELDLY – PRESIDENT & CEO

John Fieldly joined Celsius in 2012 and brings extensive consumer goods and financial/operational experience with a track record of driving strong financial performance and building highly performing teams. Results Driven Executive with over 20 years of broad financial and operational experience with extensive consumer goods background. As Celsius Holdings CEO and former CFO, John has demonstrated a proven track record of driving strong business results and shareholder value. His expertise stems from a strong background in financial leadership and operational expertise with a focus on process and procurement improvement strategies to maximize resources to drive revenue and operational efficiencies. His career began in retail with leadership roles with Eckerd Corporation, Lebhar-Friedman, and Oragenics. Mr. Fieldly is a Certified Public Accountant in Florida and a graduate of University of South Florida, where he earned his Bachelor of Science degree in Accounting.



JARROD LANGHANS - CFO

Jarrod Langhans brings over 20 years of management and financial experience, beginning his career in public accounting with Cherry Bekaert, a leading accounting and consulting firm in the U.S. where he provided both auditing and tax compliance and consulting services. Following Cherry Bekaert, he then moved to CBIZ MHM, focusing on auditing, Sox 404, forensic and other consulting engagements with a concentration on public (SEC) companies. With strong competencies in leadership, management, SEC GAAP and IFRS reporting, Jarrod joined Primo Water Corporation, where he spent approximately 10 years across multiple departments and geographies, including external and internal financial reporting, financial planning and analysis, investor relations, mergers and acquisitions, strategy and transformation with his last role as the CFO of the Rest of World Operating Segment covering 19 countries across Europe as well as Israel.



MARCUS SANDIFER - VP OF BUSINESS AND LEGAL AFFAIRS & SECRETARY

Marcus Sandifer joins Celsius as Vice President of Business and Legal Affairs, General Counsel and Corporate Secretary from DLA Piper LLP in Atlanta, Georgia where he was an associate in the Litigation & Regulatory Practice Group. Marcus obtained his B.S. in Business Administration from Florida A&M University, where he was a National Merit and Presidential Scholar and later obtained his Juris Doctor Degree Emory University School of Law where he was a Sutherland Scholar, Dean's Fellow, and recognized as the Most Outstanding 3L at Commencement.



PAUL STOREY - VP OF OPERATIONS

Paul brings over 25 years of beverage manufacturing and supply chain experience to the team. Before joining the Celsius family, Paul served 4 years as Vice-President of Operations for Monster Energy and 11 years as head of Operations for Rockstar Energy. Paul has held positions of responsibility with top beverage companies such as Nestle, Coca-Cola, and Cott (now Refresco). Mr. Storey has been instrumental in successfully developing and launching multiple new products across several brands in these roles. He has also built complete end-to-end supply chain solutions that span multiple countries and products. Paul also brings experience in several key areas of, vendor management, procurement, and logistics management. He also has expertise in building high-performance, self-motivated teams.



TONY GUILFOYLE – EXECUTIVE VICE PRESIDENT OF SALES – NORTH AMERICA

Tony brings over 20 years of extensive sales leadership and beverage experience. Prior to Celsius, Tony most recently served 11 years as Senior Vice President of Sales for Rockstar Energy and was instrumental in establishing and developing a top performing national sales organization. He has extensive key account supervision, category management, distributor management, and expertise building high performance teams.

CELSIUS MANAGEMENT

PEOPLE = DIFFERENCE MAKERS



KYLE WATSON - VP OF MARKETING

Kyle brings 14 years of marketing experience to CELSIUS, having served a majority of her career in brand marketing. Prior to CELSIUS, Kyle served as the Marketing Director for Hiball Energy and was the brand's first marketing hire, putting the brand in position to be acquired by Anheuser Busch in 2017. During her time at Hiball, the brand grew 180% and was named one of Inc. Magazine's fastest growing companies. Over the course of her distinguished marketing career, Kyle has also worked on national brands including Macy's, Morton's, JetBlue and Teavana.



ROBIN LYBECK – MANAGING DIRECTOR-EUROPE

Robin Lybeck serves as Managing Director of the European region for Celsius Holdings Inc. In this position he oversees Nordic operations as well as any expansion projects into wider European markets. Since 2016, Lybeck served as Group CEO of Func Food Group Oyj until its acquisition by Celsius Holdings Inc in 2019. In this role, Lybeck consolidated operations of various Func Food entities, and strengthened the Celsius-business in Sweden while overseeing the launch of Celsius into Finland. In this role, Lybeck also established the FAST nutrition brand as a leader in the protein bar-market, and expanded the brand footprint into Sweden. Lybeck spent more than 10 years in various management roles within both sales, marketing and general management at Coca-Cola and Carlsberg. Lybeck has spent his entire career in FMCG, having started out at L´Orèal, and has a solid track record of brand and portfolio management, as well as vast experience in building high-performance teams and driving business results. Lybeck holds an M.Sc in Economics from the Helsinki School of Economics and splits working time between the Nordic offices in Helsinki and Stockholm.



RONNIE CHAR - MANAGING DIRECTOR-ASIA

Ronnie Char brings in diverse, fast-moving consumer goods management experiences across the Asia region, including Greater China, Southeast Asia, Japan, South Korea and India. Prior to joining the Celsius family as the General Manager for the Asia region, Ronnie spent over 10 years at PepsiCo and 3 years at Red Bull across finance, sales, marketing and general management roles at market and regional levels. With the successful launches in China, Hong Kong, and Singapore, Ronnie is aspired in bringing the healthy energy of CELSIUS® to consumers with active lifestyles in many more markets across the region. Ronnie is a Certified Public Accountant in Delaware who started his career as an auditor at Arthur Andersen and KPMG. He obtained his Bachelor of Arts in Chartered Accountancy at the University of Waterloo (Canada) and Master of Business Administration at the University of Warwick (United Kingdom).



TOBY DAVID – Executive Vice President

Toby David has served as Executive Vice President since 2021 and prior to that, served as the Director of Business Development-International for Celsius since January 2016. David's responsibilities include managing the overall business in existing International Markets, as well as identifying and vetting potential distribution partners for future Celsius International markets. Prior to this role, David spent the previous three years managing the Fitness Channel, eCommerce, and managed specific key grocery and distribution accounts. Prior to arriving at Celsius, David's background included sales positions, on-air talent with CBS Sports Radio in Tampa Bay, and a cup of coffee in the Florida Marlins organization as a minor league pitcher. David holds a B.A. from Furman University in South Carolina.

Meeting Called to Order: Continued

CELSIUS

Meeting Called to Order

1. Introductions=>Directors, Officers, invited guests

2. Instructions on Rules of Conduct and Procedures

3. Proof of Notice of Meeting Given

4. Announcement of Existence of Quorum
   1. Meeting is duly convened

Presentation of Proposals

1. **First Proposal:** Election of Directors

2. **Second Proposal:** Ratification of appointment of Auditors

3. **Third Proposal:** Executive Officer compensation (Say-On-Pay)

Voting

1. Opening of Polls
2. Voting on Proposals
3. Closing of Polls

CELSIUS

Report of Results of Voting

1. While Tabulations are performed, management will provide corporate presentation for shareholders:

2. Results of Voting Communicated

Business Results & Highlights

SAFE HARBOR STATEMENT


CELSIUS
CELSIUS
CELSIUS
CELSIUS
HEALTHY ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT

CELSIUS
LIVE FIT

This presentation may contain statements that are not historical facts and are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements contain projections of Celsius Holdings' future results of operations and/or financial position, or state other forward-looking information. In some cases you can identify these statements by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," "would," or similar words. You should not rely on forward-looking statements since Celsius Holdings' actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include, but are not limited to: general economic and business conditions; our business strategy for expanding our presence in our industry; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; and other risks and uncertainties discussed in the reports Celsius Holdings has filed previously with the Securities and Exchange Commission. Celsius Holdings does not intend to and undertakes no duty to update the information contained in this presentation.

This document includes certain non-GAAP financial measures. Management considers GAAP financial measures as well as such non-GAAP financial information in its evaluation of the Company's financial statements and believes these non-GAAP measures provide useful supplemental information to assess the Company's operating performance and financial position. These measures should be viewed in addition to, and not in lieu of, the Company's diluted earnings per share, operating performance and financial measures as calculated in accordance with GAAP.

2021 Highlights:

Full Year 2021 Financial Highlights:

- Revenue of $314.3 million, up 140% from $130.7 million for the full year ended December 31, 2020
    - Domestic revenue increased 186% to $273.0 million, up from $95.5 million in the year ago period
        - Continued expansion of Direct Store Delivery (DSD) network delivered growth of 362% in our distributor revenues compared to the prior year period
        - Fitness and vending channels combined for triple digit growth, which contributed approximately $14.7 million of incremental revenue when compared to the prior year
    - International revenue increased 17% to $41.2 million, from $35.2 million in the 2020 period
        - Nordic revenues increased by 13% to $38.1 million from $34.0 in the prior year period
- Gross profit of $128.2 million, up 111% from $61.0 million for the full year ended December 31, 2020
- Net income of $3.9 million compared to a net income of $8.5 million in the 2020 period
    - Non-cash stock based compensation totaled $36.5 million for the full year 2021 compared to $6.3 million in the year ago period
- *Non-GAAP Adjusted EBITDA totaled approximately $33.5 million compared to $16.0 million in 2020, an increase of 112%


CELSIUS







Q1 2022 YoY Highlights:

First Quarter 2022 Financial Highlights

- Revenue of $133.4 million, up 167% from $50.0 million in the year ago quarter
  - Domestic revenue increased 217% to $123.5 million, up from $39.0 million in the year ago quarter. The increase was driven by accelerating triple-digit growth in traditional channels, optimization and SKU expansion in existing accounts, expansion of Direct Store Delivery ("DSD") network and new store additions lead by C-store expansion
    - Continued expansion in both club and vending channels contributed approximately $25.2 million of incremental revenue when compared to the prior year quarter
    - Direct Store Delivery (DSD) network delivered growth of 395% in our distributor revenues when compared to the prior year quarter
  - International revenue decreased 10% to $9.9 million, from $11.0 million in the year ago quarter
    - Nordic revenues decreased 18.1% to $8.5 million compared to $10.4 million in the year ago quarter, partially caused by supply chain delays and timing
    - Revenues from other international markets totaled $1.4 million, up 114% from $664,000 in the year ago quarter, which included royalty revenues from China
- Gross profit of $53.9 million, up 162% from $20.6 million in the year ago quarter
  - Gross Profit margins were 40.4% of revenues for the three months ended March 31, 2022, compared to 41.1% for the prior year quarter
- Net comprehensive income of $6.2 million, compared to net comprehensive income of $0.392 million in the year ago quarter
- *Non-GAAP Adjusted EBITDA increased 217% to approximately $14.8 million, compared to $4.7 million in the year ago quarter


HAPPY
5TH
LISTING ANNIVERSARY
2017-2022
CELSIUS
CELH Nasdaq Listed
Nasdaq

INNOVATIVE
PORTFOLIO

CAPITALIZING ON TODAY'S HEALTH & WELLNESS TRENDS


NO SUGAR • NO PRESERVATIVES
CELSIUS.
LIVE FIT
SPARKLING
WILD BERRY
SPARKLING
ORANGE
ESSENTIAL ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT
CLINICALLY PROVEN
DIETARY SUPPLEMENT
SPARKLING
STRAWBERRY GUAVA

CELSIUS ESSENTIAL ENERGY PORTFOLIO

CELSIUS provides all the essential energy you need. It is functional energy made with premium ingredients and zero sugar. CELSIUS is packed with 7 essential vitamins, has no artificial colors or flavors, no aspartame and no high fructose corn syrup.


CELSIUS
SPARKLING
PEACH VIBE
Tropical Vibe
ARCTIC Vibe

CELSIUS SWEETENED WITH STEVIA

CELSIUS' first line extension that is both naturally sweetened and naturally caffeinated.

CELSIUS Stevia line is available in sparkling and non-carbonated flavors and contains the same proprietary formula proven to accelerate metabolism, burn body fat and prove healthy energy.


CELSIUS
SPARKLING

CELSIUS ON-THE-GO

Enjoy essential energy anywhere, anytime with the CELSIUS powder sticks. Each packet contains the same essential energy and premium ingredients as CELSIUS, only in compact form.
Just add water and go!


CELSIUS

HEAT PORTFOLIO

CELSIUS HEAT is performance energy made with premium ingredients and is uniquely designed with 2,000 mg of L-Citrulline and 300mg caffeine to optimize performance and give a powerful energy boost.


CELSIUS
HEAT
PROVEN PERFORMANCE

BCAA+ PORTFOLIO

BCAA + Energy can help with reducing muscle fatigue during and post exercise, reducing muscle damage and soreness, and providing a source of energy and immunity support.

CELSIUS BCAA + Energy contains no high fructose corn syrup, no aspartame, no preservatives, no artificial colors or flavors and zero sugar.

Recover right with this refreshing blend of BCAAs, Tart Cherry, Vitamin D3 and Electrolytes that replenish and rebuild, from workout to work.


CELSIUS
BCAA
+ENERGY

HEAT ON-THE-GO

Power through your workout with an exotic flavor of CELSIUS HEAT Jackfruit. With an ingredients roster of key vitamins, 2,000 mg of L-citrulline, and 300 mg caffeine, this performance energy drink is designed to increase thermogenesis and give you a boost of energy.


CELSIUS
HEAT

CELSIUS
LIVE FIT

KEY DISTRIBUTORS AND WHOLESALERS

ROUTE TO MARKET DISTRIBUTION WHOLESALE NETWORK FOUNDATION

DSD BENEFITS

- Improved Store Execution
- Increased SKU Placements
- Improved Velocity Rates
- Increased Distribution
- Cost Savings



unfi united natural foods

Bernick's

EUROPA

Muscle Foods USA

EAGLE DISTRIBUTING

LIPARI

KDI Kimball Distributing Incorporated

pepsi

MillerCoors

Big Geyser Inc.

Anheuser-Busch

McLANE

Eby-Brown

POLAR

Core-Mark

KeHE DISTRIBUTORS

Keurig DrPepper

John Lenore & Co.
YOUR NEW AGE BEVERAGE DISTRIBUTOR



ROUTE TO MARKET
STRONG CUSTOMER BASE

INCREASING PENETRATION ACROSS MAJOR DISTRIBUTION CHANNELS TO ~140K RETAIL LOCATIONS

CONVENIENCE

QT, 7-Eleven, RaceTrac, Speedway, Circle K, Sunoco, Casey's General Store, Tedeschi Food Shops, Holiday

CONVENTIONAL GROCERY

Publix, Harris Teeter, Hannaford, Kroger, Safeway, Mariano's, Giant Eagle, Meijer, Ralphs, Food Lion, H-E-B, Stop & Shop, HyVee

VITAMIN SPECIALTY & DRUG

CVS pharmacy, The Vitamin Shoppe, Rite Aid, Smoothie King, GNC Live Well

FITNESS

Gold's Gym, Crunch, Anytime Fitness, 24 Hour Fitness, Dick's Sporting Goods, In-Shape Health Clubs, LA Fitness, Planet Fitness, Xsport Fitness, Barry's Bootcamp, Equinox

MILITARY

MCX Core Brands Corps Value, AAFES Army and Air Force Exchange Service, NEX Navy Exchange

E-COMMERCE

amazon, Bodybuilding.com, Walmart.com

VENDING

Vistar, FirstClassVending, canteen

MASS MARKET

Target, Costco Wholesale, Walmart, Sam's Club

NATURAL CHANNEL

The Fresh Market, Sprouts Farmers Market

CELSIUS
LIVE FIT

PLACEMENT

ENERGY & FUNCTIONAL



EACH CHANNEL HAS A DEFINED PLACEMENT STRATEGY

CELSIUS IS SOLD AMBIENT AND COLD ACROSS CHANNELS IN GROCERY OR PHARMACY IN MULTIPACKS, IN FITNESS/EMERGING CHANNELS, COLD.

CELSIUS
LIVE FIT

CELSIUS BRAND

PERFORMANCE VS CATEGORY

- **CELSIUS is the #1 Brand Driver of Growth to the Energy Category, responsible for 37% of the category growth, driving over $37.5 million in incremental sales
- Grew over 49,000 doors or 53%, from the 93,000 in Q1 2021.. US door count exceeds 140,000 locations nationally
- Convenience Channel store locations increased by 88%, or over 29,000 locations to 63,633 locations at the end of the first quarter, compared to 33,851 locations at the end of the first quarter of 2021
- On Amazon, CELSIUS® is the SECOND largest energy drink with a 18.23% share of the Energy Drink Category, 6.62% share ahead of RED BULL® at a 11.61% share, 7.74% share behind MONSTER® at a 25.97% (Last 4 Weeks Ending 04/23/22, Stackline, Energy Drink Category: Total US)
- Direct Store Delivery (DSD) network delivered growth of 395% in the first quarter of 2022 when compared to the prior year quarter, totaling over $59 million, with over $47 million in incremental revenue generated
- Club channel stores now total 1,113 locations and generated $23 million of incremental revenue when compared to the prior year first quarter
- The Company placed an additional 700 coolers in the first quarter of 2022 and over 1,900 since the beginning of 2021. The Company anticipates a continued acceleration of cooler placements through 2022


*20X
OUTPACING GROWTH
**4.1%
SHARE OF THE ENERGY DRINK MARKET

*The most recent reported Nielsen scan data as of 4.09.22, shows Celsius sales up +216% y/y for 2-wks, +215% for 4-wks and +230% for 12-wks. This compares to the energy category which grew 6% y/y for 2-wks and 11% for 12-wks over the same time period.

**(Last 4 Weeks Ending 04.17.22, IRI MULO+C)

GROWING GLOBAL EXPANSION

Globally defines territories which currently provide marketing and sales support within their respective territory



ASIA DISTRIBUTION PARTNERS

- China royalty and return of invested capital agreement
- Distribution agreements with additional Asian countries seeding future opportunities

EUROPEAN DISTRIBUTION

- Focused dedicated team in Nordics providing a playbook for further European expansion



CARBONATED
CELSIUS
LIVE FIT
ESSENTIAL ENERGY
SUGAR FREE
TAURINE & GREEN TEA EXTRACT
CARBONATED
CELSIUS
LIVE FIT
SPARKLING ORANGE FLAVOR
ESSENTIAL ENERGY
SUGAR FREE
TAURINE & GREEN TEA EXTRACT
CELSIUS
ENERGY
FROZEN BERRY
NORDIC BERRIES
200 MG KOFFEIN
KOLSYRAD
SOCKERFRI • HALLON ACAI
CELSIUS
ENERGY
HALLON ACAI
200 MG KOFFEIN
VITAMINER & MINERALER
KOLSYRAD
ZERO SUGAR • LEMON LIME
CELSIUS
ENERGY
lemon crush
LEMON LIME
200 MG CAFFEINE
VITAMINS & MINERALS
SPARKLING

CELSIUS FINANCIALS


TROPICAL VIBE
CELSIUS
LIVE FIT
Tropical Vibe
ARCTIC VIBE
CELSIUS
LIVE FIT
ARCTIC Vibe
SPARKLING FROZEN BERRY EDITION
ESSENTIAL ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT
0 SUGAR
CLINICALLY PROVEN
DIETARY SUPPLEMENT
12 FL OZ (355 mL)
PEACH VIBE
CELSIUS
LIVE FIT
PEACH VIBE
LIMITED EDITION

CELSIUS
FINANCIAL PERFORMANCE

FINANCIAL PROFILE REVENUE YOY



In Millions
$350
$300
$250
$200
$150
$100
$50
$0
26.3%
CAGR
62.8%
CAGR
51.7%
CAGR
$8
$9
$12
$14
$16
$35
$41
$9
$14
$24
$39
$60
$95
$273
$17
$23
$36
$53
$75
$130
$314
International
Domestic
Full Company
2015
2016
2017
2018
2019
2020
2021

GROWTH TRENDS IN REVENUE BY QUARTER (UNAUDITED)



Sales Growth
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
U.S
Int.
Total

CELSIUS

Q1 2022 FINANCIAL SNAPSHOT

Flash Financials $(000)'s*	Q1 2022	Q1 2021	% Change
Revenue	$133.4	$50.0	167%
N. America	$123.5	$39.0	217%
International	$9.9	$11.0	-10%
Gross Margin % (Ex OB Freight)**	40.4% (42.8%)	41.1% (49.5%)	-70 BPS (-670 BPS)
Stock-Comp Ex.	$4.3	$3.6	24%
Net Income	$6.7	$0.585	1041%
Adj. EBITDA**	$14.8	$4.7	217%

*Unaudited Financial Presentation

**Non-GAAP Adjusted EBITDA


NASDAQ:CELH
PROVEN
PROPRIETARY
DISRUPTIVE
CELSIUS HOLDINGS, INC.
Questions & Answers
NO SUGAR • NO PRESERVATIVES
CELSIUS
LIVE FIT
SPARKLING
ORANGE
HEALTHY ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT
0 SUGAR
CLINICALLY PROVEN
CELSIUS
LIVE FIT

CELSIUS

Report of Results of Voting

1. While Tabulations are performed, management will provide corporate presentation for shareholders:

2. Results of Voting Communicated

CELSIUS

LIVE FIT

Meeting Adjourned
Thank You

COMPANY CONTACTS

John Fieldly, CEO
Celsius Holdings, Inc.
561.276.2239
jfieldly@celsius.com

Jarrod Langhans, CFO
Celsius Holdings, Inc.
561.900.2351
jlanghans@celsius.com

INVESTOR RELATIONS

Cameron Donahue
Celsius Holdings, Inc.
651.707.3532
cdonahue@Celsius.com

VISIT OUR INVESTOR WEBSITE:
celsiusholdingsinc.com